UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

proxy statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary proxy statement

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☐	Definitive proxy statement

☒	Definitive Additional Materials

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DENTSPLY SIRONA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

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Your Vote Counts!
DENTSPLY SIRONA INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET. For shares held in a Plan, vote by May 23, 2021 11:59 PM ET.

DENTSPLY SIRONA CORPORATE HEADQUARTERS 13320 BALLANTYNE CORPORATE PLACE CHARLOTTE, NC 28277

D45682-P51542

 You invested in DENTSPLY SIRONA INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  * Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors	For
Nominees:
1a.	Eric K. Brandt

1b.	Donald M. Casey Jr.	For

1c.	Willie A. Deese	For

1d.	Betsy D. Holden	For

1e.	Clyde R. Hosein	For

1f.	Arthur D. Kowaloff	For

1g.	Harry M. Kraemer Jr.	For

1h.	Gregory T. Lucier	For

1i.	Leslie F. Varon	For

1j.	Janet S. Vergis	For

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2021.	For

3.	Approval, by non-binding vote, of the Company’s executive compensation.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D45683-P51542